Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                                         TO THE HOLDERS OF:
BANK OF                                       Corporate Bond-Backed Certificates
  NEW                                         Series 1998-CAT-1
 YORK                                         Class A-1 Certificates
                                                      CUSIP NUMBER:  219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period
ending:                                                    September 04, 2007


INTEREST ACCOUNT
Balance as of     March 01, 2007                                           $0.00
      Scheduled Income received on
        securities................................                   $932,970.00
      Unscheduled Income received on
        securities................................                         $0.00
      Interest Received on sale of
        securities................................                         $0.00
LESS:
      Distribution to Class A-1 Holders...........    $929,970.00
      Trustee Fees................................      $2,250.00
      Fees allocated for third party expenses.....        $750.00
Balance as of     September 04, 2007                      Subtotal         $0.00

PRINCIPAL ACCOUNT
Balance as of     March 01, 2007                                           $0.00
      Scheduled Principal payment received on
        securities................................     $910,780.00
      Principal received on sale of
        securities................................                         $0.00
LESS:
      Distribution to Class A-1 Holders...........     $910,780.00
      Distribution to Swap Counterparty...........           $0.00
Balance as of     September 04, 2007                      Subtotal         $0.00
                                                           Balance         $0.00

              UNDERLYING SECURITIES HELD AS OF: September 04, 2007
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0